[LOGO]

                               [GRAPHIC OMITTED]

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                                  SMITH BARNEY
                                SMALL CAP BLEND
                                   FUND, INC.
--------------------------------------------------------------------------------

                                                               -----------------
                                                               STYLE PURE SERIES

                                                               ANNUAL REPORT

                                                               DECEMBER 31, 1999
                                                               -----------------


                                   [LOGO] Smith Barney
                                          Mutual Funds

             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Smith Barney Small Cap
Blend Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Smith Barney Small Cap Blend Fund, Inc. ("Fund") seeks long-term capital appreciation by investing primarily in the common stock of companies with relatively small market capitalization.

Smith Barney Small Cap Blend Fund, Inc.
Average Annual Total Returns
December 31, 1999

                                               Without Sales Charges(1)
                                      ------------------------------------------
                                       Class A          Class B          Class L
================================================================================
One-Year                                21.09%           20.21%           20.12%
--------------------------------------------------------------------------------
Five-Year                               18.04              N/A              N/A
--------------------------------------------------------------------------------
Since Inception+                        11.10            13.46            13.75
================================================================================

                                                  With Sales Charges(2)
                                      ------------------------------------------
                                       Class A          Class B          Class L
================================================================================
One-Year                                15.05%           15.21%           17.94%
--------------------------------------------------------------------------------
Five-Year                               16.83              N/A              N/A
--------------------------------------------------------------------------------
Since Inception+                        10.53            12.47            13.31
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's reinvestment plan, thereafter at net asset value.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any. Prior to June 23, 1997 dividends were reinvested according to the Fund's reinvestment plan, thereafter at net asset value. In addition, Class A and L shares reflect the deduction of the current maximum initial sales charge of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. In addition, Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are January 23, 1990, June 25, 1997 and June 24, 1997, respectively. The Fund operated as a closed-end fund until June 23, 1997.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

The Fund has benefited from its strong stock picks in the technology and health care sectors. Internet, semiconductor, networking and software stocks such as Lam Research Corp., Mercury Interactive Corp. and Dendrite International Inc., to name just a few, have all performed well during different periods of time over the past twelve months. IDEC Pharmaceuticals Corp. is an example of one of our more successful positions in the health care sector.

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................    1

Historical Performance ....................................................    4

Smith Barney Small Cap Blend Fund, Inc. at a Glance .......................    6

Schedule of Investments ...................................................    7

Statement of Assets and Liabilities .......................................   12

Statement of Operations ...................................................   13

Statements of Changes in Net Assets .......................................   14

Notes to Financial Statements .............................................   15

Financial Highlights ......................................................   20

Independent Auditors' Report ..............................................   24

Tax Information ...........................................................   25

Additional Shareholder Information ........................................   25

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]    [PHOTO OMITTED]

HEATH B.           SANDIP A.
MCLENDON           BHAGAT, CFA

Chairman           Vice President

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Small Cap Blend Fund, Inc. ("Fund") for the year ended December 31, 1999. In this letter, we comment briefly on the stock market for the year ended December 31, 1999 and briefly outline how the Fund was managed during this time. For your convenience, a detailed summary of the Fund as well as its current holdings can be found in the appropriate sections that follow. Any discussion of the Fund's holdings is as of December 31, 1999. Please refer to pages seven through eleven for the Fund's holdings.

Performance Update

For the year ended December 31, 1999, the Fund's Class A shares returned 15.05% and 21.09%, with and without the effects of sales charges, respectively. In comparison, the Russell 2000 Index returned 21.26% during the same period. (The Russell 2000 Index is a broad-based index comprised of 2,000 of the smallest stocks in the Russell 3000 Index. Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund.) Please note past performance is not indicative of future results. For performance on the Fund's other share classes, please refer to page four.

Investment Strategy

The Smith Barney Small Cap Blend Fund's fundamental goal is to capture the performance of the small cap stock market with a high degree of consistency. We do not attempt to time the market nor do we focus on exploiting market sector opportunities based on economic forecasts. Instead, we employ an active investment strategy based on a sophisticated, proprietary model that seeks to identify small cap stocks that are likely to perform better than their peers. As a result of our investment approach, the Fund's holdings are widely diversified among 250 to 300 companies that we think should perform in a manner comparable to the Russell 2000 Index, a broad measure of the small cap market.

Market Overview

The U.S. stock market has continued its historically unprecedented rise for yet another year. We observed in last year's report that low interest rates and favorable money flows were, in our view, the dominant influences affecting stock market performance. While interest rates went up in 1999, their adverse impact on stock prices has been more than offset by strong earnings growth and robust money flows.

In our opinion, the most persuasive argument for the strength of the U.S. stock market has been the significant gains in productivity. According to statistics compiled by the U.S. Bureau of Labor Statistics, the ratio of productivity growth to output growth has been above the historical norm in four out of the last six years -- and often by wide margins.

Nonetheless, the magnitude and duration of this long bull market in stocks is now beginning to defy gravity. While today's price/earnings ("P/E") ratios for the broad market might still be justified in the context of low interest rates, they remain at unprecedented historical highs. (A P/E ratio is the price of the stock divided by its earnings per share.)


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        1

The breadth of the current stock market run is also worth noting. By the end of 1998, 50% of the top quintile momentum stocks were in the technology or telecommunications sector. In 1999, that figure is up to 70%. In fact, the strong U.S. stock market has segmented into the haves and have-nots. The Russell 2000 Index of smaller-sized companies and the Standard & Poor's 500 Index ("S&P 500")(1) both advanced by roughly 21% in 1999, while the NASDAQ 100 Index(2) rose by over 100%. On the other hand the Russell 2000 Value Index(3), which is more economically sensitive than other market indexes, smaller companies actually declined by about 1%.

Technology is now a dominant factor in both the U.S. economy and within the large and small cap segments of the U.S. stock market. For example, technology stocks make up over 20% of the small company universe in the U.S. This sector was particularly strong from September to November of 1999.

The NASDAQ 100 Index rose by over 23% in this period. Not surprisingly, performance was strong for established technology players such as:

o Yahoo, (up 48%), a global Internet media company, which offers web navigation, aggregated information content, communication services and commerce.

o CMGI, (up 82%), owns and invests in business-to-business and business-to-customer Internet companies.

But the veteran cast was upstaged by newcomers like:

o Red Hat, (up 164%), develops and provides open source software and services, including the Red Hat Linux operating system.

o     MicroStrategy, (up 200%), provides enterprise decision support system
      (DSS) software applications and related services.

o Open Market, (up 213%), develops, markets, licenses, and supports software products.

However, there has been considerable divergence in performance within the small cap market with narrow leadership limited to a few high growth stocks. Internet stocks and initial public offerings ("IPOs") have been generating extraordinary investor interest and are now trading at market valuations that bear no resemblance to their cash-flow generating abilities.

Portfolio Update

The Fund has benefited from its strong stock picks in the technology and health care sectors. Internet, semiconductor, networking and software stocks such as Lam Research Corp., Mercury Interactive Corp. and Dendrite International Inc., to name just a few, have all performed well during different periods of time over the past twelve months. IDEC Pharmaceuticals Corp. is an example of one of our more successful positions in the health care sector.

Market Outlook

A reversal in fortunes for small cap stocks appeared to be under way during the second quarter of 1999 when both small cap growth and value stocks began to perform better than large cap growth and value stocks. The small cap rally of the second quarter was derailed with the onset of a tightening Federal Reserve Board ("Fed") short-term interest rate policy. Small cap stocks have historically performed poorly during periods of rising rates and that appeared to be the case in the second half of 1999.

----------
(1) The S&P 500 is an index composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market.

(2) The NASDAQ 100 Index reflects NASDAQ's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

(3) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower P/E ratios and forecasted growth values.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Y2K concerns abated during December and the market's assessment of low Y2K risk proved to be correct as New Year's Day arrived with virtually no disruptions. The Fed remained on the sidelines in December, but many believe that further Fed monetary tightenings may be necessary if the current pace of strong economic growth continues.(4)

Robust earnings growth in the third quarter suggested to us that the earnings recovery of 1999 was well under way. In our opinion, the constant presence of the Fed and the current investor love affair with technology stocks may prevent a broad-based small cap rally in the near term.

Thank you for your investment in the Smith Barney Small Cap Blend Fund, Inc. We look forward to continuing to help you achieve your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon        /s/ Sandip A. Bhagat, CFA

Heath B. McLendon            Sandip A. Bhagat, CFA
Chairman                     Vice President

January 15, 2000


----------
(4) On Wednesday, February 2, 2000, the Fed raised interest rates by 0.25% to 5.75% after this letter was written.



--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares(1)
--------------------------------------------------------------------------------

                                 Net Asset Value
                            -------------------------
                            Beginning           End           Income           Capital Gain         Total
Year Ended                   of Year          of Year        Dividends         Distributions       Returns(2)
=============================================================================================================
12/31/99                     $13.35           $14.26           $0.08               $1.68            21.09%
-------------------------------------------------------------------------------------------------------------
12/31/98                      13.68            13.35            0.00                0.16            (1.31)
-------------------------------------------------------------------------------------------------------------
12/31/97                      12.30            13.68            0.04                1.98            28.25
-------------------------------------------------------------------------------------------------------------
12/31/96                      12.15            12.30            0.04                2.00            20.56
-------------------------------------------------------------------------------------------------------------
12/31/95                      11.78            12.15            0.11                1.94            18.90
-------------------------------------------------------------------------------------------------------------
12/31/94                      12.50            11.78            0.05                0.09            (4.36)
-------------------------------------------------------------------------------------------------------------
12/31/93                      11.49            12.50            0.01                0.00             8.90
-------------------------------------------------------------------------------------------------------------
12/31/92                      10.34            11.49            0.05                0.00            11.71
-------------------------------------------------------------------------------------------------------------
12/31/91                       9.32            10.34            0.14                0.79            22.69
-------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/90        11.12             9.32            0.37                0.00           (12.66)+
=============================================================================================================
  Total                                                        $0.89               $8.64
=============================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                            -------------------------
                            Beginning           End           Income           Capital Gain         Total
Year Ended                   of Year          of Year        Dividends         Distributions       Returns(2)
=============================================================================================================
12/31/99                     $13.09           $13.92           $0.00               $1.68            20.21%
-------------------------------------------------------------------------------------------------------------
12/31/98                      13.52            13.09            0.00                0.16            (2.07)
-------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97        13.34            13.52            0.01                1.98            16.73+
=============================================================================================================
  Total                                                        $0.01               $3.82
=============================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                            -------------------------
                            Beginning           End           Income           Capital Gain         Total
Year Ended                   of Year          of Year        Dividends         Distributions       Returns(2)
=============================================================================================================
12/31/99                     $13.09           $13.91           $0.00               $1.68            20.12%
-------------------------------------------------------------------------------------------------------------
12/31/98                      13.51            13.09            0.00                0.16            (1.99)
-------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97        13.24            13.51            0.01                1.98            17.53+
=============================================================================================================
  Total                                                        $0.01               $3.82
=============================================================================================================


--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                            -------------------------
                            Beginning           End           Income           Capital Gain         Total
Year Ended                  of Year           of Year        Dividends         Distributions       Returns(2)
=============================================================================================================
12/31/99                     $13.34           $14.37           $0.03               $1.68            21.55%
-------------------------------------------------------------------------------------------------------------
12/31/98                      13.63            13.34            0.03                0.16            (0.80)
-------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/97        13.87            13.63            0.04                0.00            (1.42)+
=============================================================================================================
  Total                                                        $0.10               $1.84
=============================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                             Without Sales Charges(2)
                                ------------------------------------------------
                                Class A(1)    Class B      Class L       Class Y
================================================================================
Year Ended 12/31/99               21.09%       20.21%       20.12%        21.55%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99         18.04          N/A          N/A           N/A
--------------------------------------------------------------------------------
Inception* through 12/31/99       11.10        13.46        13.75          8.97
================================================================================

                                             With Sales Charges(3)
                                ------------------------------------------------
                                Class A(1)    Class B      Class L       Class Y
================================================================================
Year Ended 12/31/99               15.05%       15.21%       17.94%        21.55%
--------------------------------------------------------------------------------
Five Years Ended 12/31/99         16.83          N/A          N/A           N/A
--------------------------------------------------------------------------------
Inception* through 12/31/99       10.53        12.47        13.31          8.97
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                     Without Sales Charges(2)
================================================================================
Class A (Inception* through 12/31/99)                         170.50%
--------------------------------------------------------------------------------
Class B (Inception* through 12/31/99)                          34.42
--------------------------------------------------------------------------------
Class L (Inception* through 12/31/99)                          37.01
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/99)                          20.86
================================================================================

(1) The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to a Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. All historical performance information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially to liquidity requirements.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter, at net asset value.

(3) Assumes reinvestment of all dividends and capital gain distributions, if any. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter at net asset value. In addition, Class A and L shares reflect the deduction of the current maximum sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L and Y shares are January 23, 1990, June 25, 1997, June 24, 1997 and October 17, 1997, respectively.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        5

--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Small Cap Blend Fund, Inc. vs. Russell 2000 Index+
--------------------------------------------------------------------------------

                          January 1990 -- December 1999

   [The following table was depicted as a line chart in the printed material.]

                             [PLOT POINTS TO COME]

+ Hypothetical illustration of $10,000 invested in the Fund at inception on January 23, 1990, assuming reinvestment of dividends and capital gains, if any, through December 31, 1999. As of June 23, 1997, all existing shares became Class A shares. The Fund operated as a closed-end mutual fund until June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange, and dividends were eligible for reinvestment through the Fund's dividend reinvestment plan; since that time, dividends have been reinvested at net asset value. Current total return information is based on net asset value while it was a closed-end fund. For purposes of this illustration, the current maximum front-end sales charge for Class A shares of 5.00% has been used to compute the initial account value at inception. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements; therefore, the performance indicated above may have been different had the Fund been an open-end fund since inception. The Russell 2000 Index is comprised of 2000 of the smallest stocks in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor may not invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
--------------------------------------------------------------------------------

    [The following table was depicted as a bar graph in the printed material]

                   Autos & Transportation            4.1%
                   Consumer Discretionary           15.5%
                   Consumer Staples                  2.2%
                   Energy                            3.0%
                   Financial Services               11.9%
                   Health Care                       9.4%
                   Materials & Processing           11.1%
                   Producer Durables                 6.1%
                   Technology                       29.9%
                   Utilities                         6.8%

Top Ten Holdings*
------------------------------------------------------
 1. Advanced Fibre Communications, Inc.           1.2%
------------------------------------------------------
 2. Mercury Interactive Corp.                     1.1
------------------------------------------------------
 3. ISS Group, Inc.                               1.1
------------------------------------------------------
 4. Intermedia Communications Inc.                1.0
------------------------------------------------------
 5. BroadVision, Inc.                             1.0
------------------------------------------------------
 6. Xircom, Inc.                                  1.0
------------------------------------------------------
 7. Lam Research Corp.                            0.9
------------------------------------------------------
 8. Primus Telecommunications Group, Inc.         0.9
------------------------------------------------------
 9. Eaton Vance Corp.                             0.9
------------------------------------------------------
10. Mettler-Toledo International Inc.             0.9
------------------------------------------------------

*     As a percentage of total common stock.


--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1999
--------------------------------------------------------------------------------

      SHARES                       SECURITY                            VALUE
================================================================================
COMMON STOCK -- 95.7%

Autos & Transportation -- 3.9%
      62,800   Airborne Freight Corp.                               $  1,381,600
      40,900   Alaska Air Group, Inc. (a)                              1,436,612
      71,300   Arvin Industries, Inc.                                  2,023,137
      36,600   Borg-Warner Automotive, Inc.                            1,482,300
      62,900   Eagle USA Airfreight, Inc. (a)                          2,712,562
      56,400   SkyWest, Inc.                                           1,579,200
      42,500   USFreightways Corp.                                     2,034,688
      43,111   Westinghouse Air Brake Co.                                765,220
--------------------------------------------------------------------------------
                                                                      13,415,319
--------------------------------------------------------------------------------
Consumer Discretionary -- 14.8%
      65,800   Action Performance Companies, Inc. (a)(b)                 756,700
      65,200   ADVO, Inc. (a)                                          1,548,500
      53,600   Ames Department Stores, Inc. (a)                        1,544,350
      54,500   AnnTaylor Stores Corp. (a)                              1,876,844
     155,300   Aztar Corp. (a)                                         1,688,887
      59,700   Bebe Stores, Inc. (a)(b)                                1,611,900
      67,800   Boca Resorts, Inc. (a)                                    661,050
      92,600   Burlington Coat Factory Warehouse Corp.                 1,284,825
      95,300   The Cato Corp., Class A Shares                          1,203,162
      60,200   Chico's FAS, Inc. (a)(b)                                2,265,025
      60,400   Complete Business Solutions, Inc. (a)                   1,517,550
      37,440   Consolidated Graphics, Inc. (a)                           559,260
      30,900   CORT Business Services Corp. (a)                          538,819
      55,950   Cost Plus, Inc. (a)                                     1,993,219
      61,900   Daisytek International Corp. (a)                        1,443,044
      68,900   Education Management Corp. (a)                            964,600
      54,200   Fossil, Inc. (a)                                        1,253,375
      50,700   The Hain Food Group, Inc. (a)                           1,134,413
     113,300   Haverty Furniture Companies, Inc.                       1,430,413
      92,600   Interim Services Inc. (a)                               2,291,850
      70,087   Jack in the Box Inc. (a)                                1,449,925
      89,600   K-Swiss Inc.                                            1,664,600
      19,600   Lason, Inc. (a)                                           215,600
      43,900   Linens 'n Things, Inc. (a)                              1,300,538
     163,600   Lone Star Steakhouse & Saloon, Inc. (a)                 1,459,619
      87,800   Mail-Well, Inc. (a)                                     1,185,300
      42,500   The McClatchy Co., Class A Shares                       1,838,125
      57,980   The Men's Wearhouse, Inc. (a)                           1,703,163
      49,700   Navigant Consulting, Inc. (a)                             540,488
      70,550   Pacific Sunwear of California, Inc. (a)(b)              2,270,828
      59,600   Rent-A-Center, Inc. (a)                                 1,180,825
      54,300   Sirius Satellite Radio Inc. (a)(b)                      2,416,350
      74,450   Sonic Corp. (a)                                         2,121,825
      41,200   Speedway Motorsports, Inc. (a)                          1,145,875
      74,900   Trans World Entertainment Corp. (a)                       786,450
      51,200   United Stationers Inc.                                  1,462,400
--------------------------------------------------------------------------------
                                                                      50,309,697
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        7

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

      SHARES                       SECURITY                            VALUE
================================================================================
Consumer Staples -- 2.1%
      31,800   Canandaigua Brands, Inc. (a)                         $  1,621,800
      55,100   The Earthgrains Co.                                       888,488
      52,700   IBP, Inc.                                                 948,600
     105,200   International Home Foods, Inc. (a)                      1,827,850
      36,700   The Robert Mondavi Corp., Class A Shares (a)            1,275,325
      62,800   Pilgrim's Pride Corp.                                     522,025
--------------------------------------------------------------------------------
                                                                       7,084,088
--------------------------------------------------------------------------------
Energy -- 2.8%
      60,800   Barrett Resources Corp. (a)                             1,789,800
      42,400   Cal Dive International, Inc.(a)                         1,404,500
      38,104   Devon Energy Corp. (b)                                  1,252,669
     131,500   Friede Goldman Halter, Inc. (a)                           912,281
     117,200   Marine Drilling Companies, Inc. (a)                     2,629,675
      63,300   Newfield Exploration Co. (a)                            1,693,275
--------------------------------------------------------------------------------
                                                                       9,682,200
--------------------------------------------------------------------------------
Financial Services -- 11.4%
      65,300   Affiliated Managers Group, Inc. (a)                     2,640,569
      26,100   Astoria Financial Corp.                                   794,419
      47,300   Bank United Corp.                                       1,288,925
      83,921   Brenton Banks, Inc.                                       849,700
      28,100   Centura Banks, Inc.                                     1,239,912
      42,000   City National Corp.                                     1,383,375
      46,000   Commerce Bancorp, Inc.                                  1,860,125
      58,900   Dime Bancorp, Inc.                                        890,862
      87,300   Doral Financial Corp.                                   1,074,881
      79,800   Eaton Vance Corp.                                       3,032,400
      73,000   Enhance Financial Services Group Inc.                   1,186,250
      40,400   Everest Reinsurance Holdings, Inc.                        901,425
      94,070   Fidelity National Financial, Inc.                       1,352,256
      31,300   Financial Security Assurance Holdings Ltd.              1,631,513
      70,800   The First American Financial Corp.                        880,575
      65,300   FirstFed Financial Corp. (a)                              918,281
      62,200   Flagstar Bancorp, Inc.                                  1,072,950
      68,200   Hamilton Bancorp Inc. (a)                               1,210,550
      88,700   HCC Insurance Holdings, Inc.                            1,169,731
      91,600   Medallion Financial Corp.                               1,643,075
      41,460   Medical Assurance, Inc. (a)                               878,434
      72,300   National Commerce Bancorporation                        1,640,306
      88,100   Peoples Heritage Financial Group, Inc.                  1,327,006
      28,300   Radian Group Inc.                                       1,351,325
     132,472   Republic Bancorp Inc.                                   1,608,299
     102,600   Southwest Bancorporation of Texas, Inc. (a)             2,032,763
      63,500   United Bankshares, Inc.                                 1,516,063
      44,800   WestAmerica Bancorporation                              1,251,600
--------------------------------------------------------------------------------
                                                                      38,627,570
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

      SHARES                       SECURITY                            VALUE
================================================================================
Health Care -- 9.0%
      38,400   Alpharma Inc., Class A Shares (b)                    $  1,180,800
      79,800   Aviron (a)                                              1,261,837
      56,400   Bindley Western Industries, Inc.                          849,525
      55,400   CONMED Corp. (a)                                        1,433,475
      58,300   COR Therapeutics, Inc. (a)                              1,566,812
      60,400   Datascope Corp.                                         2,416,000
      16,400   Gilead Sciences, Inc. (a)(b)                              887,650
      71,800   Gliatech Inc. (a)(b)                                    1,193,675
      30,200   IDEC Pharmaceuticals Corp. (a)(b)                       2,967,150
      95,600   InfoCure Corp. (a)(b)                                   2,981,525
      44,250   King Pharmaceuticals, Inc. (a)(b)                       2,480,766
      48,250   Medicis Pharmaceutical Corp. (a)                        2,053,641
      12,700   Millennium Pharmaceuticals, Inc. (a)                    1,549,400
       8,800   PE Corp. - Celera Genomics Group (a)                    1,311,200
      28,399   Priority Healthcare Corp., Class B Shares (a)             821,796
      24,500   Protein Design Labs, Inc. (a)                           1,715,000
      48,600   Renal Care Group, Inc. (a)                              1,136,025
      63,500   Res-Care, Inc. (a)(b)                                     809,625
      51,600   Sunrise Assisted Living, Inc. (a)                         709,500
      44,900   Trigon Healthcare, Inc. (a)                             1,324,550
--------------------------------------------------------------------------------
                                                                      30,649,952
--------------------------------------------------------------------------------
Materials & Processing -- 10.7%
      95,900   AK Steel Holding Corp.                                  1,810,113
      62,300   AptarGroup, Inc.                                        1,565,287
      44,200   Arden Realty, Inc.                                        886,762
      47,600   Centex Construction Products, Inc.                      1,856,400
      70,100   CK Witco Corp.                                            937,587
      34,700   Cousins Properties, Inc.                                1,177,631
      46,200   The Dexter Corp.                                        1,836,450
      54,900   EastGroup Properties, Inc.                              1,015,650
     114,500   Equity Inns Inc.                                          772,875
      46,600   First Industrial Realty Trust, Inc.                     1,278,588
      58,600   General Growth Properties, Inc.                         1,640,800
      74,700   Glenborough Realty Trust Inc.                             999,113
      32,300   Health Care Property Investors, Inc.                      771,163
      75,700   Liberty Property Trust                                  1,835,725
      37,700   Mid-America Apartment Communities, Inc.                   852,963
      77,100   Nationwide Health Properties, Inc.                      1,060,125
      31,600   NVR, Inc. (a)                                           1,508,900
      48,800   OM Group, Inc.                                          1,680,550
      58,900   Parkway Properties, Inc.                                1,697,056
      50,900   Potlatch Corp. (b)                                      2,271,413
      92,100   Prime Retail, Inc.                                        518,063
      81,630   Reckson Associates Realty Corp.                         1,673,415
      44,800   Regency Realty Corp.                                      896,000
      69,500   Reliance Steel & Aluminum Co.                           1,628,906
      38,200   Simpson Manufacturing Co., Inc. (a)                     1,671,250
      88,300   Tower Automotive, Inc. (a)                              1,363,131
      51,900   Tredegar Corp.                                          1,073,681
--------------------------------------------------------------------------------
                                                                      36,279,597
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

      SHARES                       SECURITY                            VALUE
================================================================================
Producer Durables -- 5.8%
      55,300   Astec Industries, Inc. (a)                           $  1,040,331
      25,200   Briggs & Stratton Corp.                                 1,351,350
      49,300   C&D Technologies, Inc.                                  2,095,250
      42,600   Centex Corp.                                            1,051,687
      45,400   Cordant Technologies Inc.                               1,498,200
      91,700   D.R. Horton, Inc.                                       1,266,606
      89,300   Insituform Technologies, Inc. (a)                       2,522,725
      53,500   Jacobs Engineering Group Inc. (a)                       1,738,750
      75,600   Lennar Corp.                                            1,228,500
      78,900   Mettler-Toledo International Inc. (a)                   3,012,994
      60,900   Primex Technologies, Inc.                               1,263,675
      60,800   Terex Corp. (a)                                         1,687,200
--------------------------------------------------------------------------------
                                                                      19,757,268
--------------------------------------------------------------------------------
Technology -- 28.6%
      85,400   Advanced Fibre Communications, Inc. (a)                 3,816,312
      27,500   Alpha Industries, Inc. (a)                              1,576,094
      71,500   American Management Systems, Inc (a)                    2,243,312
      92,800   Amkor Technology, Inc. (a)                              2,621,600
      31,400   ANTEC Corp. (a)(b)                                      1,146,100
      33,600   Ardent Software, Inc. (a)                               1,310,400
      56,800   AVT Corp. (a)                                           2,669,600
      19,300   BroadVision, Inc. (a)                                   3,282,206
      64,500   Brooks Automation, Inc. (a)                             2,100,281
      40,400   C-Cube Microsystems Inc. (a)                            2,514,900
      27,300   Carrier Access Corp. (a)                                1,837,631
      49,900   Cognex Corp. (a)                                        1,946,100
     110,000   Computer Network Technology Corp. (a)                   2,523,125
      30,500   CSG Systems International, Inc. (a)                     1,216,187
     111,200   Datastream Systems, Inc. (a)                            2,731,350
      76,550   Dendrite International, Inc. (a)                        2,593,131
      44,100   Dycom Industries, Inc. (a)                              1,943,156
      65,200   Esterline Technologies Corp. (a)                          753,875
      28,000   Genesys Telecommunications Laboratories, Inc. (a)       1,512,000
      89,400   Global Imaging Systems, Inc. (a)                        1,095,150
      35,200   Hadco Corp. (a)                                         1,795,200
      85,500   Integrated Device Technology, Inc. (a)                  2,479,500
      50,400   ISS Group, Inc. (a)                                     3,584,700
      27,500   Lam Research Corp. (a)                                  3,067,969
      44,800   Lattice Semiconductor Corp. (a)(b)                      2,111,200
      67,200   Mastech Corp. (a)                                       1,663,200
      34,600   Mercury Interactive Corp. (a)                           3,734,638
      13,500   MicroStrategy Inc. (a)                                  2,835,000
      55,900   National Computer Systems, Inc.                         2,103,238
     129,600   NeoMagic Corp. (a)                                      1,417,500
      34,000   New Era of Networks, Inc. (a)(b)                        1,619,250
      53,600   Park Electrochemical Corp.                              1,423,750
      44,600   Polycom, Inc. (a)                                       2,840,463
      33,800   PRI Automation, Inc. (a)(b)                             2,268,825
      46,900   Progress Software Corp. (a)                             2,661,575
      23,900   Proxim, Inc. (a)                                        2,629,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1999
--------------------------------------------------------------------------------

      SHARES                       SECURITY                            VALUE
================================================================================
Technology -- 28.6% (continued)
      37,000   RadiSys Corp. (a)                                    $  1,887,000
      18,200   SEI Investments Co.                                     2,166,084
      40,000   Semtech Corp. (a)                                       2,085,000
     174,900   Sybase, Inc. (a)                                        2,973,300
      29,500   TranSwitch Corp. (a)                                    2,140,594
      12,200   VerticalNet, Inc. (a)(b)                                2,000,800
      15,000   WebTrends Corp. (a)                                     1,215,000
      42,900   Xircom, Inc. (a)                                        3,217,500
--------------------------------------------------------------------------------
                                                                      97,352,796
--------------------------------------------------------------------------------
Utilities -- 6.6%
      28,700   Commonwealth Telephone Enterprises, Inc. (a)            1,517,512
      46,400   Connecticut Energy Corp.                                1,803,800
     199,980   El Paso Electric Co. (a)                                1,962,304
      53,200   IDACORP, Inc.                                           1,426,425
      85,200   Intermedia Communications Inc. (a)(b)                   3,306,825
      81,500   ITC DeltaCom, Inc. (a)(b)                               2,251,438
      73,000   MDU Resources Group, Inc.                               1,460,000
      37,700   New Jersey Resources Corp.                              1,472,656
      73,500   NorthWestern Corp.                                      1,617,000
      79,500   Primus Telecommunications Group, Inc. (a)               3,040,875
      50,900   Southwest Gas Corp.                                     1,170,700
      61,700   UGI Corp.                                               1,260,994
--------------------------------------------------------------------------------
                                                                      22,290,529
--------------------------------------------------------------------------------
               TOTAL COMMON STOCK
               (Cost -- $307,216,933)                                325,449,016
================================================================================
       FACE
      AMOUNT                       SECURITY                            VALUE
================================================================================
U.S. TREASURY BILLS -- O.2%
    $640,000   U.S. Treasury Bills, due 03/16/00 (c)
               (Cost -- $633,048)                                        633,414
================================================================================
REPURCHASE AGREEMENT -- 4.1%
 14,107,000    Morgan Stanley, Dean Witter & Co., 2.500%
               due 1/3/00; Proceeds at maturity -- $14,109,939;
               (Fully collateralized by U.S. Treasury Bonds,
               6.00% to 7.25% due 08/15/22 to 02/15/26;
               Market Value -- $14,524,437)
               (Cost -- $14,107,000)                                  14,107,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $321,956,981*)                              $340,189,430
================================================================================

(a)   Non-income producing security.

(b)   All or a portion of this security is on loan (See Note 7).

(c)   Security is segregated by the custodian for futures contracts commitments.

*     Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1999
--------------------------------------------------------------------------------
ASSETS:
      Investments, at value (Cost -- $321,956,981)                  $340,189,430
      Collateral for securities loaned (Note 7)                       35,539,295
      Receivable for securities sold                                   5,259,774
      Receivable for Fund shares sold                                    801,188
      Dividends and interest receivable                                  388,710
      Receivable from broker - variation margin                          240,000
--------------------------------------------------------------------------------
      Total Assets                                                   382,418,397
--------------------------------------------------------------------------------
LIABILITIES:
      Payable for securities loaned (Note 7)                          35,539,295
      Payable for securities purchased                                 2,332,458
      Payable for Fund shares reacquired                                 555,864
      Investment advisory fee payable                                    178,947
      Administration fee payable                                          27,920
      Distribution fee payable                                            10,969
      Payable to bank                                                      7,542
      Accrued expenses                                                    72,386
--------------------------------------------------------------------------------
      Total Liabilities                                               38,725,381
--------------------------------------------------------------------------------
Total Net Assets                                                    $343,693,016
================================================================================
NET ASSETS:
      Par value of capital shares                                   $     24,040
      Capital paid in excess of par value                            309,597,825
      Undistributed net investment income                                382,804
      Accumulated net realized gain on security
        transactions and futures contracts                            14,518,898
      Net unrealized appreciation of investments
        and futures contracts                                         19,169,449
--------------------------------------------------------------------------------
Total Net Assets                                                    $343,693,016
================================================================================
Shares Outstanding:
      Class A                                                          2,922,335
      --------------------------------------------------------------------------
      Class B                                                          2,065,540
      --------------------------------------------------------------------------
      Class L                                                          1,055,294
      --------------------------------------------------------------------------
      Class Y                                                         17,996,454
      --------------------------------------------------------------------------
Net Asset Value:
      Class A (and redemption price)                                $      14.26
      --------------------------------------------------------------------------
      Class B*                                                      $      13.92
      --------------------------------------------------------------------------
      Class L**                                                     $      13.91
      --------------------------------------------------------------------------
      Class Y (and redemption price)                                $      14.37
      --------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
      Class A (net asset value plus 5.26% of net
        asset value per share)                                      $      15.01
      --------------------------------------------------------------------------
      Class L (net asset value plus 1.01% of net asset
        value per share)                                            $      14.05
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                     For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
      Dividends                                                    $  3,277,303
      Interest                                                          839,790
      Less: Foreign withholding tax                                      (2,413)
--------------------------------------------------------------------------------
      Total Investment Income                                         4,114,680
--------------------------------------------------------------------------------

EXPENSES:
      Investment advisory fees (Note 2)                               1,941,540
      Distribution fees (Note 2)                                        445,478
      Administration fees (Note 2)                                      298,698
      Registration fees                                                 128,564
      Shareholder and system servicing fees                              89,630
      Audit and legal                                                    48,566
      Shareholder communications                                         38,809
      Custody                                                            32,103
      Directors' fees                                                     2,413
      Other                                                               8,889
--------------------------------------------------------------------------------
      Total Expenses                                                  3,034,690
--------------------------------------------------------------------------------
Net Investment Income                                                 1,079,990
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 5):
      Realized Gain From:
        Security transactions (excluding short-term securities):     61,877,904
        Futures contracts                                             3,415,116
--------------------------------------------------------------------------------
      Net Realized Gain                                              65,293,020
--------------------------------------------------------------------------------
      Change in Net Unrealized Appreciation of Investments and
        Futures Contracts:
        Beginning of the year                                        23,494,039
        End of year                                                  19,169,449
--------------------------------------------------------------------------------
Decrease in Net Unrealized Appreciation                              (4,324,590)
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                        60,968,430
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $ 62,048,420
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets             For the Years Ended December 31,
--------------------------------------------------------------------------------

                                                                             1999             1998
=======================================================================================================
OPERATIONS:
   Net investment income                                                $   1,079,990    $     443,794
   Net realized gain (loss)                                                65,293,020      (12,983,874)
   Increase (decrease) in net unrealized appreciation                      (4,324,590)      13,907,428
-------------------------------------------------------------------------------------------------------
   Increase In Net Assets From Operations                                  62,048,420        1,367,348
-------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                     (649,805)        (441,036)
   Net realized gains                                                     (37,772,099)      (2,410,101)
-------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders              (38,421,904)      (2,851,137)
-------------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                                       182,774,760      181,707,409
   Net asset value of shares issued for reinvestment of dividends           7,478,235          557,713
   Cost of shares reacquired                                             (151,098,520)     (66,067,232)
-------------------------------------------------------------------------------------------------------
   Increase in Net Assets from Fund Share Transactions                     39,154,475      116,197,890
-------------------------------------------------------------------------------------------------------
Increase in Net Assets                                                     62,780,991      114,714,101

NET ASSETS:
   Beginning of year                                                      280,912,025      166,197,924
-------------------------------------------------------------------------------------------------------
   End of year*                                                         $ 343,693,016    $ 280,912,025
=======================================================================================================
  *Includes undistributed (overdistributed) net investment income of:   $     382,804    $      (2,083)
=======================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Small Cap Blend Fund, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange or on the Nasdaq National Market System are valued at closing prices on such exchange or market; securities for which no sales prices are reported are valued at the mean between the most recently quoted bid and ask prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Travelers Investment Management Company ("TIMCO"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. The Fund pays TIMCO a fee calculated at the annual rate of 0.65% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., another subsidiary of SSBH, acts as the Fund's administrator. As compensation for its services, the Fund pays SSBC a fee calculated at the annual rate of 0.10% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

Effective October 1999, Smith Barney Private Trust Company ("Private Trust"), another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. Private Trust receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. During the period October 1, 1999 through December 31, 1999, the Fund paid transfer agent fees of $18,826 to Private Trust.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       15

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

For the year ended December 31, 1999, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, was paid brokerage commissions of $47,650.

CFBDS, Inc., acts as the Fund's distributor. SSB, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There is a contingent deferred sales charge, ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum initial sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 1999, SSB received sales charges of approximately $124,000 and $71,000 on sales of the Fund's Class A and Class L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                 Class A      Class B    Class L
================================================================================
CDSCs                                             $3,000      $73,000     $6,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class.

For the year ended December 31, 1999, total Distribution Plan fees were as follows:

                                                 Class A      Class B    Class L
================================================================================
Distribution Plan Fees                           $99,696     $243,047   $102,735
================================================================================

All officers and one director of the Fund are employees of SSB.

3. Investments

For the year ended December 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $301,261,875
--------------------------------------------------------------------------------
Sales                                                                298,363,505
================================================================================

At December 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 56,468,405
Gross unrealized depreciation                                       (38,235,956)
--------------------------------------------------------------------------------
Net unrealized appreciation                                        $ 18,232,449
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires daily maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio.

The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 1999, the Fund had the following open futures contracts:

                           # of                      Basis         Market      Unrealized
Purchased Contracts      Contracts   Expiration      Value         Value          Gain
==========================================================================================
Russell 2000                50          3/00      $11,811,750    $12,748,750     $937,000
==========================================================================================

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1999, the Fund had no open purchased call or put option contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       17

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At December 31, 1999, the Fund loaned common stocks having a value of $34,732,834 and holds the following collateral for loaned securities:

Security Description                                                    Value
================================================================================
Time Deposits:
  CAISSE, 12.0000% due 1/3/00                                        $ 4,866,458
  Chase Manhattan Bank, 4.5000% due 1/3/00                             7,128,238
  Marshal & Isley, 2.0000% due 1/3/00                                    845,498
  Suntrust Bank, 13.0000% due 1/3/00                                   5,928,463
  Suntrust Bank, 4.5000% due 1/3/00                                    8,921,839

Certificates of Deposit:
  Deutsche Bank, 6.0400% due 1/3/00                                      380,737

Commercial Paper:
  Atlantis One, 5.9921% due 1/25/00                                    1,025,327
  Atlantis One, 5.9732% due 3/20/00                                      772,962
  CC USA, 5.9337% due 2/22/00                                          2,168,630
  Sigma Finance, 5.9591% due 2/10/00                                     803,195

Floating Rate Notes:
  Goldman Sachs, 5.9100% due 8/23/00                                   2,180,864
  Sigma Finance, 6.2538% due 4/4/00                                      517,084
--------------------------------------------------------------------------------
Total                                                                $35,539,295
================================================================================

For the year ended December 31, 1999, income earned by the Portfolio from securities lending was $140,231.

8. Capital Shares

At December 31, 1999, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At December 31, 1999, total paid-in capital amounted to the following for each class:

                            Class A       Class B       Class L       Class Y
================================================================================
Total Paid-in Capital     $30,139,325   $28,662,684   $14,023,679   $236,796,177
================================================================================


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                              Year Ended                            Year Ended
                                           December 31, 1999                     December 31, 1998
                                     ------------------------------        ------------------------------
                                        Shares           Amount              Shares            Amount
=========================================================================================================
Class A
Shares sold                           9,105,221      $ 126,323,039          4,335,738      $  55,812,933
Shares issued on reinvestment           223,589          2,946,905             18,612            260,568
Shares reacquired                    (9,608,982)      (133,273,922)        (4,518,280)       (57,908,518)
---------------------------------------------------------------------------------------------------------
Net Decrease                           (280,172)     $  (4,003,978)          (163,930)     $  (1,835,017)
=========================================================================================================
Class B
Shares sold                             715,813      $   9,567,489          1,356,775      $  18,169,322
Shares issued on reinvestment           234,980          3,024,197             17,912            246,833
Shares reacquired                      (683,740)        (9,004,356)          (514,811)        (6,660,668)
---------------------------------------------------------------------------------------------------------
Net Increase                            267,053      $   3,587,330            859,876      $  11,755,487
=========================================================================================================
Class L*
Shares sold                           1,056,665      $  14,118,611            439,129      $   5,656,882
Shares issued on reinvestment           117,104          1,507,133              3,651             50,312
Shares reacquired                      (661,100)        (8,820,242)          (120,337)        (1,498,046)
---------------------------------------------------------------------------------------------------------
Net Increase                            512,669      $   6,805,502            322,443      $   4,209,148
=========================================================================================================
Class Y
Shares sold                           2,435,314      $  32,765,621          7,895,273      $ 102,068,272
Shares issued on reinvestment                --                 --                 --                 --
Shares reacquired                            --                 --                 --                 --
---------------------------------------------------------------------------------------------------------
Net Increase                          2,435,314      $  32,765,621          7,895,273      $ 102,068,272
=========================================================================================================

*     On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       19

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)                               1999(2)        1998(2)           1997           1996           1995
===================================================================================================================
Net Asset Value, Beginning of Year              $13.35         $13.68          $12.30         $12.15         $11.78
-------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                           0.02           0.00*           0.04           0.05           0.11
  Net realized and unrealized gain (loss)         2.65          (0.17)**         3.23           2.14           2.31
-------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               2.67          (0.17)           3.27           2.19           2.42
-------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.08)            --           (0.04)         (0.04)         (0.11)
  Net realized gains                             (1.68)         (0.16)          (1.98)         (2.00)         (1.94)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                              (1.76)         (0.16)          (2.02)         (2.04)         (2.05)
-------------------------------------------------------------------------------------------------------------------
Redemption Fee(3)                                   --             --            0.13             --             --
-------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                    $14.26         $13.35          $13.68         $12.30         $12.15
-------------------------------------------------------------------------------------------------------------------
Total Return                                     21.09%         (1.31)%         28.25%         20.56%         18.90%
-------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $41,669        $42,747         $46,036        $52,911        $52,546
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                        1.23%          1.33%           1.21%          1.21%          1.22%
  Net investment income                           0.13           0.03            0.24           0.43           0.84
-------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            104%           129%            140%           151%           177%
===================================================================================================================

(1) The Fund operated as a closed-end investment company until June 23, 1997. As of that date all existing shares were converted to Class A shares. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements. The total returns noted for each year may have been different if the Fund had been an open-end fund from inception. The Fund's total returns while it was a closed-end fund are based on net asset value.

(2) Per share amounts have been calculated using the monthly average shares method.

(3) Amount relates to a redemption fee which was in effect through December 31, 1997.

*     Amount represents less than $0.01 per share.

** The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.


--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class B Shares                                1999(1)     1998(1)     1997(2)
================================================================================
Net Asset Value, Beginning of Year            $13.09      $13.52      $13.34
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                          (0.09)      (0.09)      (0.01)
  Net realized and unrealized gain (loss)       2.60       (0.18)*      2.18
--------------------------------------------------------------------------------
Total Income (Loss) From Operations             2.51       (0.27)       2.17
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           --          --       (0.01)
  Net realized gains                           (1.68)      (0.16)      (1.98)
--------------------------------------------------------------------------------
Total Distributions                            (1.68)      (0.16)      (1.99)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                  $13.92      $13.09      $13.52
--------------------------------------------------------------------------------
Total Return                                   20.21%      (2.07)%     16.73%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $28,746     $23,551     $12,685
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      2.04%       2.10%       1.99%+
  Net investment loss                          (0.66)      (0.72)      (0.26)+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                          104%        129%        140%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the period from June 25, 1997 (inception date) to December 31, 1997.

* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class L Shares                               1999(1)    1998(1)(2)     1997(3)
================================================================================
Net Asset Value, Beginning of Year           $13.09       $13.51       $13.24
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                         (0.08)       (0.10)       (0.01)
  Net realized and unrealized gain (loss)      2.58        (0.16)*       2.27
--------------------------------------------------------------------------------
Total Income (Loss) From Operations            2.50        (0.26)        2.26
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --           --        (0.01)
  Net realized gains                          (1.68)       (0.16)       (1.98)
--------------------------------------------------------------------------------
Total Distributions                           (1.68)       (0.16)       (1.99)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                 $13.91       $13.09       $13.51
--------------------------------------------------------------------------------
Total Return                                  20.12%       (1.99)%      17.53%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $14,684       $7,101       $2,974
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     2.01%        2.13%        2.00%+
  Net investment loss                         (0.61)       (0.74)       (0.26)+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                         104%         129%         140%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   On June 12, 1998, Class C shares were renamed Class L shares.

(3)   For the period from June 24, 1997 (inception date) to December 31, 1997.

* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares                               1999(1)     1998(1)       1997(2)
================================================================================
Net Asset Value, Beginning of Year           $13.34      $13.63       $13.87
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.08        0.06         0.01
  Net realized and unrealized gain (loss)      2.66       (0.16)*      (2.21)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations            2.74       (0.10)       (0.20)
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.03)      (0.03)       (0.04)
  Net realized gains                          (1.68)      (0.16)          --
--------------------------------------------------------------------------------
Total Distributions                           (1.71)      (0.19)       (0.04)
--------------------------------------------------------------------------------
Net Asset Value, End of Year                 $14.37      $13.34       $13.63
--------------------------------------------------------------------------------
Total Return                                  21.55%      (0.80)%      (1.42)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $258,594    $207,513     $104,503
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.82%       0.94%        1.11%+
  Net investment income                        0.56        0.44         0.58+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                         104%        129%         140%
================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2)   For the period from October 17, 1997 (inception date) to December 31,
      1997.

* The amount shown may not be consistent with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of Fund shares throughout the year.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       23

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Smith Barney Small Cap Blend Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Blend Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Small Cap Blend Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                      /s/ KPMG LLP

New York, New York
February 11, 2000


--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1999:

o     A corporate dividends received deduction of 4.72%.

o     Total long-term capital gain distributions paid of $7,469,997.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On May 12, 1999, a special meeting of shareholders of the Fund was held for the purpose of electing Directors to the Fund.

The results of the vote were as follows:

                              Shares Voted       Percentage      Shares Voted     Percentage
Name of Directors                  For          Shares Voted       Against       Shares Voted
=============================================================================================
Lee Abraham                  17,321,090.654        99.707%        50,948.817        0.293%
Allan J. Bloostein           17,322,107.821        99.713         49,931.650        0.287
Jane F. Dasher               17,321,560.400        99.709         50,479.071        0.291
Donald R. Foley              17,316,786.788        99.682         55,252.683        0.318
Richard E. Hanson, Jr.       17,318,414.792        99.691         53,624.679        0.309
Paul Hardin                  17,319,908.687        99.700         52,130.784        0.300
Heath B. McLendon            17,322,492.607        99.715         49,546.864        0.285
Roderick C. Rasmussen        17,321,090.654        99.707         50,948.817        0.293
John P. Toolan               17,322,492.607        99.715         49,546.864        0.285
=============================================================================================


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       25

Smith Barney
Small Cap Blend
Fund, Inc.


Directors

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus


Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Sandip A. Bhagat, CFA
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Manager

Travelers Investment Management Company


Distributor

CFBDS, Inc.


Custodian

PNC Bank, N.A.


Transfer Agent

Smith Barney Private Trust Company
388 Greenwich Street, 22nd Floor
New York, New York 10013


Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of shareholders of Smith Barney Small Cap Blend Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


                                                     SALOMON SMITH BARNEY
                                                     ---------------------------
                                                     A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
Small Cap Blend Fund, Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD01319 2/00